UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2008
GFI GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51103	80-0006224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Wall Street New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 968-4100 Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

Item 7.01.    Regulation FD Disclosure.

On February 1, 2008, GFI Group Inc. issued a press release (the “Press Release”) a copy of which is set forth in Exhibit 99.1 hereto and incorporated herein by reference.  The Press Release contains information concerning a conference call to discuss the matters disclosed in the Press Release.

The information in this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as may otherwise be expressly stated in such filing.

The Company intends to file additional Current Reports on Form 8-K in connection with the matters discussed in the Press Release within the time periods specified in the instructions to the Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit	Description
99.1	Press Release, dated February 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GFI GROUP INC.

Date: February 1, 2008	By: /s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release, dated February 1, 2008.